UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-276-0477

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosures.

On July 10, 2008, a lawsuit was served on Digital Angel Corporation (the “Company”) by Jerome C. Artigliere, a former executive of the Company. The lawsuit also names VeriChip Corporation (“VeriChip”), in which the Company is a stockholder. The lawsuit alleges, among other things, that Mr. Artigliere holds options to acquire shares of VeriChip and has been denied the right to exercise those options and that the Company did not timely register shares of the Company owned by Artigliere in breach of his contractual rights resulting in alleged damages. The complaint seeks damages, including injunctive relief related to the upcoming special meeting of VeriChip stockholders, at which the stockholders will vote on the proposed sale of VeriChip’s subsidiary, Xmark Corporation, to The Stanley Works (“Xmark Transaction”). If this Xmark Transaction is approved, the Company would benefit as VeriChip anticipates using the funds from the Xmark Transaction to prepay its approximately $2.5 loan obligation to the Company and make a special distribution to its stockholders, including the Company, as well as in other ways. The Company believes the complaint is without merit and intends to defend the lawsuit.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

VeriChip has filed with the Securities and Exchange Commission (“SEC”) and mailed to its stockholders a proxy statement in connection with the special meeting of stockholders called to approve the Xmark Transaction. The proxy statement contains important information about VeriChip, the Xmark Transaction and related matters. VeriChip investors and stockholders are urged to read the proxy statement carefully. VeriChip investors and stockholders are able to obtain free copies of the proxy statement and other documents filed with the SEC by VeriChip through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement from VeriChip by contacting Michael Feder at 1690 Congress Avenue, Suite 200, Delray Beach, Florida 33445.  The Company may be deemed, under SEC rules, to be a participant in the solicitation of proxies from VeriChip’s stockholders with respect to the proposed Xmark Transaction. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the proxy statement filed with the SEC in connection with the proposed Xmark Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: July 11, 2008

By: /s/ Kay E. Langsford-Loveland
       Name: Kay E. Langsford-Loveland
       Title: Vice President of Administration

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